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                                                                  EXHIBIT 23.1.1

             Consent of KPMG Peat Marwick LLP, Independent Auditors


The Board of Directors
SouthFirst Bancshares, Inc.:

         We consent to the use of our report incorporated herein by reference.



/s/ KPMG Peat Marwick LLP
-------------------------
    KPMG Peat Marwick LLP

Birmingham, Alabama
August 16, 1999